Business combinations (Tables)	12 Months Ended
Mar. 31, 2011
Business Combinations
Summary of the Fair Value of the Assets Acquired, Including Goodwill, And the Liabilities Assumed, As of the Acquisition Date

Millions of yen
Assets:
Cash and cash deposits	¥7,815
Loans and receivables	1,419
Office buildings, land, equipment and facilities	23,016
Intangible assets(1)	26,420
Other	6,130

Total assets	64,800

Liabilities:
Payables and deposits	11,080
Other	28,785

Total liabilities	39,865

Net assets	24,935

Acquisition costs(2)	48,159

Goodwill(3)	¥23,224

(1)	Intangible assets primarily comprise the fair value of client relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
(2)	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.
(3)	Goodwill represents the value expected from benefits created from strengthening Nomura's wholesale and investment banking businesses and expanding its global operations by integrating Lehman's client base. Among this amount, ¥15 billion has been allocated to Nomura's Global Markets and the remaining ¥8 billion to its Investment Banking of Wholesale Division at the acquisition date. ¥8 billion of goodwill is deductible for Japan tax purposes.

Summary of Pro Forma Financial Information

Millions of yen, except per share amounts
Year ended March 31, 2009
Total revenue	¥679,920
Net income (loss) attributable to NHI	(794,081)
Basic EPS	(408.92)
Diluted EPS	(410.55)